Exhibit 10.1
                                                  ------------



                  Supplemental Agreement No. 8

                               to

                   Purchase Agreement No. 1663

                             between

                       The Boeing Company

                               and

                     UNITED AIR LINES, INC.

            Relating to Boeing Model 777-222 Aircraft


     THIS SUPPLEMENTAL AGREEMENT, entered into as of the 10th day of February, 1999, by and between THE BOEING COMPANY, a Delaware corporation (hereinafter called Boeing), and UNITED AIR LINES,
INC., a Delaware corporation, (hereinafter called Buyer);


                      W I T N E S S E T H:
                      -------------------

     WHEREAS, the parties hereto entered into an agreement dated as of December 18, 1990, relating to Boeing Model 777-222 aircraft (hereinafter referred to as the "Aircraft"), which agreement, as amended, together with all exhibits and specifications attached thereto and made a part thereof which is hereinafter called the "Purchase Agreement" and;

     WHEREAS, Buyer has requested to substitute nine (9) 777-222 "B" Market Aircraft (the Block D "B" Market Aircraft) for seven
(7) 747-422 Aircraft [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and;

     WHEREAS, Buyer has requested revision to the engine prices applicable to six (6) 777-222 Block B "A" Market Aircraft and ten
(10) 777-222 Block C "B" Market Aircraft added to the Purchase
Agreement in Supplemental Agreement No. 7;

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:


P. A. No. 1663               S8-1                       SA8


1. In the TABLE OF CONTENTS , revise the title of EXHIBIT D-1 to read as follows:

       "EXHIBIT D-1     "Price Adjustment Due to Economic
                        Fluctuations - Airframe and Engine
                        Block B "A" Market Aircraft,
                        Block C "B" Market Aircraft, and
                        Block D "B" Market Aircraft"

2.     Article 1.1.2 is revised as follows:

     (a) in the first sentence, the words "thirty-nine (39)" are inserted in lieu of the words "thirty (30)";

     (b) in the second sentence, the words "Block D "B" Market
     Aircraft" are inserted after the words "Block C "B" Market
     Aircraft.

3. In Article 2, Paragraph 2.1, Time of Delivery, add the following schedule after the schedule for the Block C "B" Market
Aircraft:

                  "Block D "B" Market Aircraft
                  ----------------------------

       [*CONFIDENTIAL
       MATERIAL OMITTED AND
       FILED SEPARATELY WITH
       THE SECURITIES AND EX-
       CHANGE COMMISSION PURSUANT
       TO A REQUEST FOR CONFIDENTIAL
       TREATMENT] 2000                          One (1)
       [*CONFIDENTIAL
       MATERIAL OMITTED AND
       FILED SEPARATELY WITH
       THE SECURITIES AND EX-
       CHANGE COMMISSION PURSUANT
       TO A REQUEST FOR CONFIDENTIAL
       TREATMENT] 2000                          One (1)
       [*CONFIDENTIAL
       MATERIAL OMITTED AND
       FILED SEPARATELY WITH
       THE SECURITIES AND EX-
       CHANGE COMMISSION PURSUANT
       TO A REQUEST FOR CONFIDENTIAL
       TREATMENT]                               One (1)
                                                One (1)
                                                One (1)
                                                One (1)
                                                One (1)
                                                One (1)
                                                One (1)"

4. Paragraph 3.1.4 is revised by deleting the words [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] with the words [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].


P.A. No.1663                 S8-2                        SA 8


5.     Paragraph 3.1.5 is deleted and replaced by the following
Paragraph 3.1.5:

          "3.1.5     Basic Price for the Block C and Block D "B"
          Market Aircraft. The basic price of each of the Block C and Block D "B" Market Aircraft shall be equal to the sum of (i) [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] plus the price of the engines, [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for a total of [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]," (which includes the price effects of all Change Orders through Change Order 9A) [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and
          (ii) such price adjustments applicable to such Block C and Block D "B" Market Aircraft as may be made pursuant to the provisions of this Agreement, including Article 7 (Changes to Detail Specification) and Article 8 (FAA Requirements) or other written agreements executed by Buyer and Boeing."

6.     Article 3.2 Purchase Price is revised to read:

          "The purchase price of each Aircraft shall be equal to the sum of the following items as determined at the time of such Aircraft delivery; (i) the Basic Price of the Block A "A" Market Aircraft, Block B "A" Market Aircraft, Block A "B" Market Aircraft, Block B "B" Market Aircraft, Block C "B" Market Aircraft or Block D "B" Market Aircraft as applicable, (ii) the Airframe and Engine Price Adjustments to be determined pursuant to Exhibit D (Price Adjustment Due to Economic Fluctuations - Airframe and Engine - Block A "A" Market Aircraft, Block A "B" Market Aircraft and Block B "B" Market Aircraft) or Exhibit D-1 (Price Adjustment Due to Economic Fluctuations - Airframe and Engine (Block B "A" Market Aircraft, Block C "B" Market Aircraft, and Block D "B" Market Aircraft) attached hereto or the applicable provisions determined in Article 3.1 above, and (iii) such price adjustments applicable to such Aircraft as may be made pursuant to the provisions of this Agreement, including Exhibit E (Buyer Furnished Equipment Document) or other written agreements executed by Boeing and Buyer (the "Purchase Price")."

7. In Article 5, Paragraph 5.1, Advance Payment Base Price, revise the table of Advance Payment Base Prices for the Block "B"
A Market Aircraft to read as follows


                  "Block B "A" Market Aircraft
                  ----------------------------

              [*CONFIDENTIAL          [*CONFIDENTIAL
              MATERIAL OMITTED        MATERIAL OMITTED
              AND FILED SEPARATELY    AND FILED SEPARATELY
              WITH THE SECURITIES     WITH THE SECURITIES
              AND EXCHANGE            AND EXCHANGE
              COMMISSION              COMMISSION
              PURSUANT TO A           PURSUANT TO A
              REQUEST FOR             REQUEST FOR
              CONFIDENTIAL            CONFIDENTIAL
              TREATMENT] 2000         TREATMENT]
              [*CONFIDENTIAL
              MATERIAL OMITTED
              AND FILED SEPARATELY
              WITH THE SECURITIES
              AND EXCHANGE
              COMMISSION
              PURSUANT TO A
              REQUEST FOR
              CONFIDENTIAL
              TREATMENT] 2000
              [*CONFIDENTIAL
              MATERIAL OMITTED
              AND FILED SEPARATELY
              WITH THE SECURITIES
              AND EXCHANGE
              COMMISSION
              PURSUANT TO A
              REQUEST FOR
              CONFIDENTIAL
              TREATMENT] 2000
              [*CONFIDENTIAL
              MATERIAL OMITTED
              AND FILED SEPARATELY
              WITH THE SECURITIES
              AND EXCHANGE
              COMMISSION
              PURSUANT TO A
              REQUEST FOR
              CONFIDENTIAL
              TREATMENT] 2000
              [*CONFIDENTIAL
              MATERIAL OMITTED
              AND FILED SEPARATELY
              WITH THE SECURITIES
              AND EXCHANGE
              COMMISSION
              PURSUANT TO A
              REQUEST FOR
              CONFIDENTIAL
              TREATMENT] 2000



P.A. No. 1663               S8-3                         SA8


8. In Article 5, Paragraph 5.1, Advance Payment Base Price, revise the table of Advance Payment Base Prices for the Block C
"B" Market Aircraft to read as follows:

                  "Block C "B" Market Aircraft
                  ----------------------------

              March 1999              [*CONFIDENTIAL
              [*CONFIDENTIAL          MATERIAL OMITTED
              MATERIAL OMITTED        AND FILED SEPARATELY
              AND FILED SEPARATELY    WITH THE SECURITIES
              WITH THE SECURITIES     AND EXCHANGE
              AND EXCHANGE            COMMISSION
              COMMISSION              PURSUANT TO A
              PURSUANT TO A           REQUEST FOR
              REQUEST FOR             CONFIDENTIAL
              CONFIDENTIAL            TREATMENT]
              TREATMENT] 1999
              [*CONFIDENTIAL
              MATERIAL OMITTED
              AND FILED SEPARATELY
              WITH THE SECURITIES
              AND EXCHANGE
              COMMISSION
              PURSUANT TO A
              REQUEST FOR
              CONFIDENTIAL
              TREATMENT] 1999
              [*CONFIDENTIAL
              MATERIAL OMITTED
              AND FILED SEPARATELY
              WITH THE SECURITIES
              AND EXCHANGE
              COMMISSION
              PURSUANT TO A
              REQUEST FOR
              CONFIDENTIAL
              TREATMENT] 1999
              [*CONFIDENTIAL
              MATERIAL OMITTED
              AND FILED SEPARATELY
              WITH THE SECURITIES
              AND EXCHANGE
              COMMISSION
              PURSUANT TO A
              REQUEST FOR
              CONFIDENTIAL
              TREATMENT]"


9. In Article 5, Paragraph 5.1, Advance Payment Base Price, add the following table after the table for the Block C "B"
Market Aircraft:

                  "Block D "B" Market Aircraft
                  ----------------------------

              [*CONFIDENTIAL          [*CONFIDENTIAL
              MATERIAL OMITTED        MATERIAL OMITTED
              AND FILED SEPARATELY    AND FILED SEPARATELY
              WITH THE SECURITIES     WITH THE SECURITIES
              AND EXCHANGE            AND EXCHANGE
              COMMISSION              COMMISSION
              PURSUANT TO A           PURSUANT TO A
              REQUEST FOR             REQUEST FOR
              CONFIDENTIAL            CONFIDENTIAL
              TREATMENT] 2000         TREATMENT]
              [*CONFIDENTIAL
              MATERIAL OMITTED
              AND FILED SEPARATELY
              WITH THE SECURITIES
              AND EXCHANGE
              COMMISSION
              PURSUANT TO A
              REQUEST FOR
              CONFIDENTIAL
              TREATMENT] 2000
              [*CONFIDENTIAL
              MATERIAL OMITTED
              AND FILED SEPARATELY
              WITH THE SECURITIES
              AND EXCHANGE
              COMMISSION
              PURSUANT TO A
              REQUEST FOR
              CONFIDENTIAL
              TREATMENT]

10.     EXHIBIT D-1 Price Adjustment Due to Economic Fluctuations
- Airframe and Engine Block B "A" Market Aircraft and Block C "B"
Market Aircraft is deleted and replaced by the new Exhibit D-1 which is attached to this Supplemental Agreement No. 8 as "Attachment 1."


P.A. No. 1663                 S8-4                      SA8


11.     Letter Agreement 6-1162-RCN-859 entitled "Certain
Contractual Matters" is revised by adding the words "and Block D" after each occurrence of the words "Block C" in Paragraphs 1.1.3,
1.3.4 and 1.3.5.

12. For clarity, Boeing and Buyer agree that the provisions of Paragraph 2.b) of Letter Agreement 6-1162-RCN-859 apply to all "B" Market Aircraft.

13. Letter Agreement 6-1162-MDH-150R1 entitled "Widebody Special Contractual Matters", Paragraph 1.1, entitled [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] the definition of "C" in the formula at the end of the paragraph is revised to read as follows:

          "C     =       [*CONFIDENTIAL MATERIAL OMITTED AND
                         FILED SEPARATELY WITH THE SECURITIES AND
                         EXCHANGE COMMISSION PURSUANT TO A
                         REQUEST FOR CONFIDENTIAL TREATMENT]"

14. Boeing and Buyer agree that Paragraph 1.8 entitled [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of Letter Agreement 6-1162-MDH-150R1 shall apply to the Block D "B" Market Aircraft to the same extent as such paragraph applies to [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

15.     Boeing and Buyer agree that the following [*CONFIDENTIAL
MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT] by this Supplemental Agreement No. 8:

     Buyer may elect, subject to available position {STAP} a one-time substitution of a Model 747-400 Aircraft {each, a "Substitute Aircraft"} for the Block D Aircraft by notification received by Boeing on or before twenty-four
     (24) months prior to the first day of the scheduled delivery month of such Block D Aircraft. Within five (5) working days of receipt of Buyer's notification Boeing shall propose for sale and delivery to Buyer such Substitute Aircraft.
     Any delivery position offered by Boeing in response to Buyer's notification of its election to substitute will be offered to Buyer subject to prior sale or other disposition
     (STPS) and will approximate the delivery position of the Block D Aircraft for which Buyer has elected a Substitute Aircraft. If within thirty (30) days of the date of Boeing's proposal for such Substitute Aircraft Buyer accepts such proposal, Boeing and Buyer will enter into a supplemental agreement to the applicable purchase agreement, or a definitive agreement, within sixty (60) days thereafter. In any such supplemental agreement the Basic Price of the Substitute Aircraft and all applicable Credit Memoranda shall be as set forth in Attachment No. 3 to Letter Agreement 6-1162-MDH-150R1.

     [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH
     THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
     FOR CONFIDENTIAL TREATMENT]


P.A. No. 1663                   S8-5                      SA8


16.     Boeing and Buyer agree that the following [*CONFIDENTIAL
MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT]:

        A.          [*CONFIDENTIAL MATERIAL OMITTED AND FILED
               SEPARATELY WITH THE SECURITIES AND EXCHANGE
               COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
               TREATMENT].

        B.          [*CONFIDENTIAL MATERIAL OMITTED AND FILED
               SEPARATELY WITH THE SECURITIES AND EXCHANGE
               COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
               TREATMENT].

17. Boeing and Buyer agree that Buyer shall have the right to [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] be received by Boeing on or before the first day of the month [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to the scheduled delivery date of the [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Block D Aircraft.

18. For clarity, Boeing and Buyer agree that the nine Block D "B" Market Aircraft added in this Supplemental Agreement No. 8 are in substitution for the seven Model 747-422 Aircraft deleted from Purchase Agreement 1670 in Supplemental Agreement No. 10 thereto, [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

19. Letter Agreement 6-1162-MDH-770 dated March 6, 1998 is hereby null and void.

20. Boeing has offered to Buyer certain business terms for purchase of additional [*CONFIDENTIAL MATERIAL OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT].


P.A. No. 1663                   S8-6                   SA8


21. This Supplemental Agreement, including all of the Attachments, will be treated as privileged and confidential information pursuant to the terms of Letter Agreement No. 6-1162-
DLJ-832.

The Purchase Agreement shall be deemed to be supplemented to the extent herein provided and as so supplemented shall continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

ACCEPTED AND AGREED TO:


THE BOEING COMPANY                UNITED AIR LINES, INC.


By  /s/ Brian R. Belka             By  /s/ Douglas A. Hacker
    ------------------                 ---------------------

Its  Attorney-in-Fact             Its Senior Vice President
     ----------------             -------------------------
                                  and Chief Financial Officer


P.A. No. 1663                 S8-7                      SA8


Attachment 1 to Supplemental Agreement No. 8






              AIRFRAME AND ENGINE PRICE ADJUSTMENT

                             between

                       THE BOEING COMPANY

                               and

                     UNITED AIR LINES, INC.



   Block B "A" Market Aircraft, Block C and Block D "B" Market
                            Aircraft

          Exhibit D-1 to Purchase Agreement Number 1663


P.A. No. 1663                    D-1                     SA8



Attachment 1 to Supplemental Agreement No. 8


                     PRICE ADJUSTMENT DUE TO
                      ECONOMIC FLUCTUATIONS
                    AIRFRAME PRICE ADJUSTMENT
   BLOCK B "A" MARKET AIRCRAFT, BLOCK C and BLOCK D "B" MARKET
                            AIRCRAFT

                  (1995 Base Price - Airframe)
(1990 Base Price - PW4077 Engines (Block B "A" Market Aircraft))
(1994 Base Price - PW4090 Engines (Block C and Block D "B" Market Aircraft))


1.     Formula.

       The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

       Pa = (P)(L + M - 1)

       Where:

         Pa = Airframe Price Adjustment.

         L =  .65 x  ECI
                     ---
                   130.1

         M =  .35 x  ICI
                     ---
                   123.6

         P = Aircraft Basic Price (as set forth in Article 3.2 of this Agreement) less the base price of Engines (as defined in this Exhibit D-1) in the amount of:

             [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] {Block B "A" Market Aircraft}
             [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] {Block C and Block D "B" Market Aircraft}

       ECI = A value using the "Employment Cost Index for workers in aerospace manufacturing" (aircraft manufacturing, standard industrial classification code 3721, compensation, base month and year June 1989 = 100), as released by the Bureau of Labor Statistics, U.S. Department of Labor on a quarterly basis for the months of March, June, September and December, calculated as follows: A three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) will be determined using the months set forth in the table below for the applicable Aircraft, with the released Employment Cost Index value described above for the month of March also being used for the months of January and February; the value for June also used for April and May; the value for September also used for July and August; and the value for December also used for October and November.


P.A. No. 1663                    D-1-1                      SA8


Attachment 1 to Supplemental Agreement No. 8.


       ICI = The three-month arithmetic average of the released monthly values for the Industrial Commodities Index as set forth in the "Producer Prices and Price Index" (Base Year 1982 = 100) as released by the Bureau of Labor Statistics, U.S. Department of Labor values (expressed as a decimal and rounded to the nearest tenth) for the months set forth in the table below for the applicable Aircraft.

     In determining the value of L, the ratio of ECI divided by
130.1 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .65 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

     In determining the value of M, the ratio of ICI divided by
123.6 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .35 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

                                Months to be Utilized
Month of Scheduled              in Determining the
Aircraft Delivery               Value of ECI and ICI

January                         June  B, July  B, Aug.  B
February                        July  B, Aug.  B, Sept. B
March                           Aug.  B, Sept. B, Oct.  B
April                           Sept. B, Oct.  B, Nov.  B
May                             Oct.  B, Nov.  B, Dec.  B
June                            Nov.  B, Dec.  B, Jan.  D
July                            Dec.  B, Jan.  D, Feb.  D
August                          Jan.  D, Feb.  D, Mar.  D
September                       Feb.  D, Mar.  D, Apr.  D
October                         Mar.  D, Apr.  D, May   D
November                        Apr.  D, May   D, June  D
December                        May   D, June  D, July  D

The following definitions of B and D will apply:

          B = The calendar year before the year in which the scheduled month of delivery as set forth in Article
              2.1 occurs.

          D = The calendar year during which the scheduled month of delivery as set forth in Article 2.1 occurs.

2. If at the time of delivery of an Aircraft Boeing is unable to determine the Airframe Price Adjustment because the applicable values to be used to determine the ECI and ICI have not been released by the Bureau of Labor Statistics, then:


P.A. No. 1663                  D-1-2                      SA8


Attachment 1 to Supplement Agreement No. 8


     2.1 The Airframe Price Adjustment, to be used at the time of delivery of each of the Aircraft, will be determined by utilizing the escalation provisions set forth above. The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment. If no values have been released for an applicable month, the provisions set forth in Paragraph 2.2 below will apply. If prior to delivery of an Aircraft the U.S. Department of Labor changes the base year for determination of the ECI or ICI values as defined above, such rebased values will be incorporated in the Airframe Price Adjustment calculation. The payment by Buyer to Boeing of the amount of the Purchase Price for such Aircraft, as determined at the time of Aircraft delivery, will be deemed to be the payment for such Aircraft required at the delivery thereof.

     2.2 If prior to delivery of an Aircraft the U.S. Department of Labor substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Aircraft Airframe Price Adjustment, the parties will, prior to delivery of any such Aircraft, select a substitute for such values from data published by the Bureau of Labor Statistics or other similar data reported by non-governmental United States organizations, such substitute to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original values as they may have fluctuated during the applicable time period. Appropriate revision of the formula will be made as required to reflect any substitute values. However, if within 24 months from delivery of the Aircraft the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment, such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of such Aircraft.

     2.3 In the event escalation provisions are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Purchase Price of any affected Aircraft to reflect an allowance for increases or decreases in labor compensation and material costs occurring since February, 1995, which is consistent with the applicable provisions of paragraph 1 of this Exhibit D-1.

3. For the calculations herein, the values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment.

Note: Any rounding of a number, as required under this Exhibit D-1 with respect to escalation of the airframe price, will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.


P.A. No. 1663                 D-1-3                         SA8


Attachment 1 to Supplemental Agreement No. 8


            ENGINE PRICE ADJUSTMENT - PRATT & WHITNEY

                   Block B "A" MARKET AIRCRAFT

                        (1990 Base Price)

(a) The basic price of each Block B "A" Market Aircraft set forth in Article 3.1 of the Purchase Agreement includes an aggregate price for PW4077 engines and all accessories, equipment and parts therefor provided by the engine manufacturer (collectively in this Exhibit D called "Engines") of [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The adjustment in Engine price applicable to each Block B "A" Market Aircraft (Block B "A" Market "Engine Price Adjustment" herein) shall be determined at the time of Block B "A" Market Aircraft delivery in accordance with the following formula:

        Pa  =  (P) (AA + BB + CC) - P

(b)     The following definitions shall apply herein:

        Pa  =  Block B "A" Market Engine Price Adjustment

        P   =  Aggregate Block B "A" Market Engine Base
               Price [*CONFIDENTIAL MATERIAL OMITTED AND
               FILED SEPARATELY WITH THE SECURITIES AND
               EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
               CONFIDENTIAL TREATMENT].


        AA  =  .60 x   L
                      ---
                   $14.68

        BB  =  .30 x   M
                      ---
                    121.7

        CC  =  .10 x   E
                      ---
                     73.7

In determining the value of AA, BB and CC, the ratio of L divided by $14.68, M divided by 121.7 and E divided by 73.7 shall be expressed as a decimal and rounded to the nearest ten-thousandth but the decimal value resulting from multiplying such ratios by the respective constants (.60, .30 and .10) shall not be rounded. The value of the sum of AA + BB + CC shall also be rounded to the nearest ten-thousandth.

        L   =  Labor Index, which is the "Hourly Earnings of
               Aircraft Engines and Engine Parts Production
               Workers, SIC 3724" published by the Bureau of Labor Statistics, U.S. Department of Labor, for the seventh month preceding the month of scheduled Aircraft delivery.


P.A. No. 1663                D-1-4                        SA8


Attachment 1 to Supplemental Agreement No. 8


    $14.68  =  Published Labor Index (SIC 3724) for
               December, 1989.

         M  =  Material Index, which is the "Producer Price
               Index - Code 10, Metals and Metal Products,"
               (Base Year 1982 = 100) published by the
               Bureau of Labor Statistics, U.S. Department of Labor, for the seventh month preceding the month of scheduled Aircraft delivery.

     121.7  =  Published Material Index (Code 10) for
               December, 1989.

         E  =  Fuel Index, which is the "Producer Price
               Index - Code 5, Fuels and Related Products and Power" (Base Year 1982 = 100) published for the Bureau of Labor Statistics, U.S.
               Department of Labor, for the seventh month preceding the month of scheduled Aircraft delivery.

      73.7  =  Published Fuel Index (Code 5) for December, 1989.

The Block B "A" Market Engine Price Adjustment shall not be made if it would result in a decrease in the aggregate Block B "A"
Market Aircraft Engine base price.

(c) The value of the Labor, Material and Fuel Index used in determining the Block B "A" Market Engine Price Adjustment shall be those published by the Bureau of Labor Statistics, U.S. Department of Labor as of a date thirty (30) days prior to the scheduled Block B "A" Market Aircraft delivery to Buyer. Such Index values shall be considered final and no revision to the Block B "A" Market Engine Price Adjustment shall be made after Aircraft delivery for any subsequent changes in published Index values.

(d) If the Bureau of Labor Statistics, U.S. Department of Labor, (i) substantially revises the methodology (in contrast to benchmark adjustments or other corrections of previously published data), or (ii) discontinues publication of any of the data referred to above or (iii) temporarily discontinues publication of any of the data referred to above, Pratt & Whitney Aircraft (P&WA) agrees to meet jointly with Boeing and Buyer and jointly select a substitute for the revised or discontinued data, such substitute data to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original data as it may have fluctuated had it not been revised or discontinued. Appropriate revision of the Block B "A" Market Engine Price Adjustment provisions set forth above shall be made to accomplish this result for affected Engines.


P.A. No. 1663                   D-1-5                   SA8


Attachment 1 to Supplemental Agreement No. 8


In the event the Engine Price Adjustment escalation provisions of this Agreement are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, P&WA agrees to meet with Boeing and jointly agree, to the extent that they may lawfully do so, to adjust equitably the purchase price of the Engine(s) to reflect an allowance for increases in labor, material and fuel costs that occurred from December, 1989 to the seventh month preceding the month of scheduled delivery of the applicable Block B "A" Market Aircraft.

(e) The Engine escalation provisions set forth above shall be appropriately amended to reflect changes in such provisions (including any increase in Block B "A" Market Engine base price) established by the Engine manufacturer as of the date of entering into a definitive agreement to purchase the Block B "A" Market Aircraft and applicable to Engines for delivery to Boeing during the same approximate time period as the Block B "A" Market Aircraft.

NOTES: Any rounding of a number, as required under this Exhibit D-1 with respect to escalation of the Engine price, shall be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit shall be raised to the next higher number.


P.A. No. 1663                  D-1-6                        SA8


Attachment 1 to Supplemental Agreement No. 8


            ENGINE PRICE ADJUSTMENT - PRATT & WHITNEY

             Block C and Block D "B" MARKET AIRCRAFT

                        (1994 Base Price)

(a) The basic price of each Block C and Block D "B" Market Aircraft set forth in Article 3.1 of the Purchase Agreement includes an aggregate price for PW4090 Engines of [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The adjustment in Engine price applicable to each Block C and Block D "B" Market Aircraft (Block C and Block D "B" Market "Engine Price Adjustment" herein) shall be determined at the time of Block C and Block D "B" Market Aircraft delivery in accordance with the following formula:

(a)     Pa  =  (P) (AA+BB+CC) - P

(b)     The following definitions shall apply herein:

        Pa  =  Block C and Block D "B" Market Engine Price
               Adjustment

        P   =  Aggregate Block C and Block D "B" Market Engine
               Price [*CONFIDENTIAL MATERIAL OMITTED AND
               FILED SEPARATELY WITH THE SECURITIES AND
               EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
               CONFIDENTIAL TREATMENT].
               Base


        AA  =  .60  x    L
                        ---
                     $17.13

        BB  =  .30  x    M
                        ---
                      120.2

        CC  =  .10  x    E
                        ---
                       74.7

          In determining the value of AA, BB and CC, the ratio of L divided by $17.13, M divided by 120.0 and E divided by 74.7 shall be expressed as a decimal and rounded to the nearest ten-thousandth but the decimal value resulting from multiplying such ratios by the respective constants (.60, .30 and .10) shall not be rounded. The value of the sum of AA + BB + CC shall also be rounded to the nearest ten-thousandth.

        L   =  Labor Index, which is the "Hourly Earnings of
               Aircraft Engines and Engine Parts Production
               Workers, SIC 3724" published by the Bureau of Labor Statistics, U.S. Department of Labor, for the seventh month preceding the month of scheduled
               Aircraft delivery.

    $17.13  =  Published Labor Index (SIC 3724) for December, 1993.


P.A. No. 1663                   D-1-7                     SA8


Attachment 1 to Supplemental Agreement No. 8.


        M   =  Material Index, which is the "Producer Price
               Index - Code 10, Metals and Metal Products,"
               (Base Year 1982 = 100) published by the Bureau of
               Labor Statistics, U.S. Department of Labor, for the seventh month preceding the month of scheduled
               Aircraft delivery.

     120.2  =  Published Material Index (Code 10) for December,
               1993.

        E   =  Fuel Index, which is the "Producer Price Index
               Code 5, Fuels and Related Products and Power"
               (Base Year 1982 = 100) published by the Bureau of
               Labor Statistics, U.S. Department of Labor, for the seventh month preceding the month of scheduled
               Aircraft delivery.

      74.7  =  Published Fuel Index (Code 5) for December, 1993.

The Block C and Block D "B" Market Engine Price Adjustment shall not be made if it would result in a decrease in the aggregate
Block C and Block D "B" Market Engine base price.

(c) The value of the Labor, Material and Fuel Index used in determining the Block C and Block D "B" Market Engine Price Adjustment shall be those published by the Bureau of Labor Statistics, U.S. Department of Labor as of a date thirty (30) days prior to the scheduled Block C or Block D "B" Market Aircraft delivery to Buyer. Such Index values shall be considered final and no revision to the Block C or Block D "B" Market Engine Price Adjustment shall be made after Aircraft delivery for any subsequent changes in published Index values.

(d) If the Bureau of Labor Statistics, U.S. Department of Labor, (i) substantially revises the methodology (in contrast to benchmark adjustments or other corrections of previously published data), or (ii) discontinues publication of any of the data referred to above or (iii) temporarily discontinues publication of any of the data referred to above, Pratt & Whitney Aircraft (P&WA) agrees to meet jointly with Boeing and Buyer and jointly select a substitute for the revised or discontinued data, such substitute data to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original data as it may have fluctuated had it not been revised or discontinued. Appropriate revision of the Block C and Block D "B" Market Engine Price Adjustment provisions set forth above shall be made to accomplish this result for affected engines.

In the event the Block C and Block D "B" Market Price Adjustment escalation provisions of this Agreement are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, P&WA agrees to meet with Boeing and jointly agree, to the extent that they may lawfully do so, to reflect an allowance for increases in labor, material and fuel costs that occurred from December, 1993, to the seventh month preceding the month of scheduled delivery of the applicable Block C or Block D "B" Market Aircraft.


P.A. No. 1663               D-1-8                      SA8


Attachment 1 to Supplemental Agreement No. 8


(e) The Engine escalation provisions set forth above shall be appropriately amended to reflect changes in such provisions (including any increase in Block C or Block D "B" Market Engine base price) established by P&WA as of the date of entering into a definitive agreement to purchase the Block C or Block D "B" Market Aircraft and applicable to Engines for delivery to Boeing during the same approximate time period as the Block C or Block D "B" Market Aircraft.

NOTE: Any rounding of a number, as required under this Exhibit D-1 with respect to escalation of the Engine price, shall be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit shall be raised to the next higher number.


P.A. No. 1663                    D-1-9                       SA8